_______________________________________      INDEPENDENT TRAVEL AGENT
GLOBAL TRAVEL INTERNATIONAL                  Application & Agreement
2300 Maitland Center Parkway 140             This Section - For Internal use
Maitland, Florida 32751 USA                  Only
Telephone(800) 716-4440-Fax (888) 320-4182   Enroll date: 2/19/02
www.GlobalTravel.com                         Pin # 114817001

First Name:    Roxana         Initial:       Last Name:   Vargas

Social Security #        Company Name/Tax ID#:   Juris Travel    900006843

Address:   2950 E. Flamingo Rd               Suite #:  Suite E-5

City:  Las Vegas         State:  NV          Zip Code:  89121

Ship to Address:  2950 E. Flamingo Rd Suite E-5 Las Vegas NV 89121 USA

Home Phone:  702-492-1199     Business Phone:  702-866-5833

Fax Phone:  702-794-0744

Email Address: nygal212@yahoo.com

TYPE OF ACCOUNT:    ___Personal Account    OR      X Corporate Account

                                 SIGN UP FEE

X $495    X S & H - 4.99 RUSH - $15.00  Other          Total   $499.99

Additional years will be billed to your select form of payment each subsequent annual period at the current rate of $129

METHOD OF PAYMENT:  Invoice

Cardholder Name:         Credit Card Number:           Expiration Date:

Global Travel International is a fully accredited, endorsed and bonded AR and IATAN full service travel agency recognized by the world's major airlines, hotels, cruise lines and other leading travel organizations internationally. I am applying to become an Independent Travel Agent of Global Travel International. If my application is accepted, I acknowledge and agree to all of the terms, charges and conditions of this agreement.

My signature indicates that I have read and agreed to the conditions and charges listed on both sides of this application.

Juris Travel, a Nevada Corporation

By: s/Roxana Vargas                               3/21/02
ROXANA VARGAS, PRESIDENT                          Date
Signature of Primary Independent Travel Agent

Processing Instructions: For Immediate processing, complete application including credit card information and fax it to (888) 320-4182 or mail to GTI Business Development Department, 2300 Maitland Center Parkway 140, Maitland, FL 32751 USA.

                    THIS SECTION - FOR INTERNAL USE ONLY
Business Development Representative:    Jsafler

Promotional Code:  $495       Referred By:        Referral's Pin #:

Special Notes:

*This document has been re-typed for the purpose of Edgar filing with the Securities and Exchange Commission